UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2025
PRA Group, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware		000-50058	75-3078675
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard
Norfolk,	Virginia		23502
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	(888)	772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRAA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02 Results of Operations and Financial Condition.

On May 5, 2025, PRA Group, Inc. (the “Company”) issued a press release announcing its first quarter 2025 results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 2.02 by reference.

Item 7.01 Regulation FD Disclosure.

The slide presentation being used in connection with the Company’s previously announced May 5, 2025, webcast and conference call to discuss its first quarter 2025 results is available in the Investor Relations section of the Company’s website at https://ir.pragroup.com/events-and-presentations.

None of the information furnished in Item 2.02, Item 7.01 or Exhibit 99.1 of this Form 8-K shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Unless expressly set forth by specific reference in such filings, none of the information furnished in this Form 8-K shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press release dated May 5, 2025
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: May 5, 2025	By:	/s/ Rakesh Sehgal
Rakesh Sehgal
Executive Vice President and Chief Financial Officer